UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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American Skandia Trust
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AMERICAN SKANDIA TRUST

AST Global Allocation Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

January 19, 2007

To the Shareholders of the AST Global Allocation Portfolio of American Skandia Trust:

Notice is hereby given that a special meeting of the shareholders of the AST Global Allocation Portfolio (the Global Allocation Portfolio) of American Skandia Trust (the Trust) will be held at the offices of Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey on January 19, 2007 at 10:00 a.m. or at such adjourned time as may be necessary to vote (the Meeting). The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting:

1.  To approve an increase in the investment management fee rate paid to PI and American Skandia Investment Services, Inc. by the Global Allocation Portfolio in connection with the implementation of a new investment strategy for the Portfolio.

The above-referenced proposal is described in greater detail in the Proxy Statement attached to this Notice. The Board of Trustees of the Trust (the Board) has fixed the close of business on November 17, 2006 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only beneficial owners of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Global Allocation Portfolio is entitled to one vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT. YOU MAY REVOKE YOUR INSTRUCTION AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

  By order of the Board of Trustees of American Skandia Trust

  Jonathan D. Shain

   Assistant Secretary

  American Skandia Trust

November 27, 2006

AMERICAN SKANDIA TRUST

AST Global Allocation Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

PROXY STATEMENT

Special Meeting of Shareholders

To Be Held on January 19, 2007

This Proxy Statement is furnished in connection with a special meeting of shareholders of the AST Global Allocation Portfolio (the Global Allocation Portfolio), a series of American Skandia Trust (the Trust), and any adjournment thereof (the Meeting). The Board of Trustees of the Trust (the Board) has called the Meeting for shareholders to approve or disapprove a proposal to increase the investment management fee rate paid to Prudential Investments LLC (PI) and American Skandia Investment Services, Inc. (ASISI, and together with PI, the Co-Managers) by the Global Allocation Portfolio. This proposal corresponds to the planned retention of a subadviser for the Portfolio and the implementation of a new investment strategy for the Portfolio.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 on January 19, 2007 at 10:00 a.m. Eastern Time. The Board is soliciting these voting instructions on behalf of the Global Allocation Portfolio. This Proxy Statement will first be sent to shareholders of the Global Allocation Portfolio on or about November 30, 2006. The close of business on November 17, 2006 has been fixed as the record date for the determination of shareholders of the Global Allocation Portfolio entitled to notice of, and to vote at, the Meeting. As of the record date, there were _____________ outstanding shares of the Global Allocation Portfolio.

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of the Trust may obtain without charge additional copies of the Trust’s annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, or by calling (203) 926-1888.

PROPOSAL NO. 1

TO APPROVE AN INCREASE IN THE INVESTMENT MANAGEMENT FEE RATE PAID TO

PRUDENTIAL INVESTMENTS LLC AND AMERICAN SKANDIA INVESTMENT SERVICES, INC.

BY THE AST GLOBAL ALLOCATION PORTFOLIO

The Board, including all of the Trustees of the Trust who are not “interested persons” of the Trust under the Investment Company Act of 1940 (collectively, the Independent Trustees), has approved, and recommends that the shareholders of the Global Allocation Portfolio approve, a revised fee schedule to the management agreement, dated as of May 1, 2003 (the Management Agreement), by and between the Trust, on behalf of the Global Allocation Portfolio, and the Co-Managers. If adopted, the revised fee schedule will result in an increase in the investment management fee rate paid to the Co-Managers by the Global Allocation Portfolio. A copy of the Management Agreement and the revised fee schedule is attached as Exhibit A hereto. As further explained below, the Co-Managers are proposing the increase in the Portfolio’s investment management fee rate in order to: (i) retain UBS Global Asset Management (Americas) Inc. (UBS) as subadviser for the Portfolio and (ii) have UBS implement its “dynamic alpha” investment strategy for the Portfolio.

Portfolio Background and Management

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the 1940 Act). The Trust is organized as a Massachusetts business trust. ASISI, One Corporate Drive, Shelton, Connecticut 06484-0883, and PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serve as the Co-Managers of the Global Allocation Portfolio pursuant to the Management Agreement. As of June 30, 2006, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $97.5 billion. As of the date of this Proxy Statement, there is no subadviser for the Portfolio. The Trust’s transfer agent is PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.

The Portfolios of the Trust serve as investment vehicles for insurance companies (collectively, the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies. As of the date of this Proxy Statement, American Skandia Life Assurance Corporation (ASLAC), Pruco Life Insurance Company (Pruco), Pruco Life Insurance Company of New Jersey (Pruco NJ), and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. ASLAC, Pruco, and Pruco NJ are affiliates of each of the Co-Managers. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Global Allocation Portfolio through the Contracts and should consider themselves shareholders of the Global Allocation Portfolio for purposes of this Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct the Participating Insurance Company, as record owner of the Global Allocation Portfolio shares held in its separate accounts, how it should vote at the Meeting.

The current investment objective of the Global Allocation Portfolio is to seek to obtain the highest potential total return consistent with a specified level of risk tolerance. The Global Allocation Portfolio’s investment objective is a non-fundamental investment policy, which means it may be changed by the Board without shareholder approval. The Global Allocation Portfolio currently operates as a “fund-of-funds,” which means that it seeks to obtain its investment objective by investing substantially all of its assets in other Portfolios of the Trust (referred to in this Proxy Statement as Underlying Portfolios) rather than investing directly in equity and fixed-income securities and cash equivalents.

Current Management Agreement

As set forth above, PI and ASISI currently serve as the Co-Managers for the Global Allocation Portfolio. Pursuant to the Management Agreement, PI and ASISI provide investment advisory and related management and administrative services to the Global Allocation Portfolio.

Under the current Management Agreement, the only investment management fee paid directly to the Co-Managers by the Global Allocation Portfolio is the Portfolio’s contractual investment management fee of 0.10% of its average daily net assets. Since the Global Allocation Portfolio currently operates as a “fund-of-funds,” the Portfolio also indirectly pays investment management fees to the Co-Managers as a result of its investments in the Underlying Portfolios. The estimated gross effective investment management fee for the Global Allocation Portfolio for the fiscal year ended December 31, 2005 was approximately 0.86% of the Portfolio’s average daily net assets. This estimated gross effective investment management fee includes: (i) the 0.10% contractual investment management fee paid directly to the Co-Managers by the Global Allocation Portfolio plus (ii) a weighted average estimate of the investment management fees paid to the Co-Managers by the Underlying Portfolios based on the Global Allocation Portfolio’s holdings as of December 31, 2005.

The Management Agreement was most recently approved by the shareholders of the Global Allocation Portfolio at a special shareholders’ meeting held on April 3, 2003. The Management Agreement was most recently renewed by the Board, including the Independent Trustees, at Board meetings held on June 21-22, 2006. During the fiscal year ended December 31, 2005, the Global Allocation Portfolio directly paid $213,267 in investment management fees to the Co-Managers pursuant to the Management Agreement. During the fiscal year ended December 31, 2005, the Co-Managers also received approximately $________ in investment management fees from the Underlying Portfolios as a result of the Global Allocation Portfolio’s investments in the relevant Underlying Portfolios. The Co-Managers, in turn, paid a portion of these indirect investment management fees to the subadvisers for the relevant Underlying Portfolios. During the fiscal year ended December

31, 2005, the Co-Managers paid approximately $________ in subadvisory fees to the relevant subadvisers as a result of the Global Allocation Portfolio’s investments in the relevant Underlying Portfolios.

Proposed Amendment to Management Agreement Fee Schedule

If the shareholders of the Global Allocation Portfolio approve this proposal, the fee schedule for the Management Agreement will be revised to provide that the Global Allocation Portfolio will pay the Co-Managers an investment management fee at the annual rate of 1.00% of the Portfolio’s average daily net assets. As under the current arrangement, the investment management fee will be computed daily, and will be paid to the Co-Managers on a monthly basis. With the exception of the investment management fee rate, all other terms of the Management Agreement will remain unchanged.

If this proposal is approved by the shareholders of the Global Allocation Portfolio, the revised fee schedule will become effective upon the addition of UBS as subadviser to the Portfolio. Such addition is expected to occur during the first or second calendar quarter of 2007. In turn, once UBS becomes a subadviser to the Global Allocation Portfolio, it is expected that: (i) UBS will implement its “dynamic alpha” investment strategy for the Portfolio, (ii) the name of the Portfolio will be changed from the AST Global Allocation Portfolio to the AST UBS Dynamic Alpha Portfolio (the Dynamic Alpha Portfolio); and (iii) certain changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies will become effective as described below. The Board approved the retention of UBS and the changes to the Portfolio’s name, investment objective, performance benchmark, and non-fundamental investment policies at Board meetings held on November 8-9, 2006. See “Reasons for Proposed Amendment to Management Agreement Fee Schedule” and “AST UBS Dynamic Alpha Portfolio” below.

If Global Allocation Portfolio shareholders do not approve this proposal, UBS will not be added as subadviser, the Global Allocation Portfolio’s name, investment objective, performance benchmark, and non-fundamental investment policies will remain unchanged, and the Global Allocation Portfolio will continue to be operated as a fund-of-funds.

Reasons for Proposed Amendment to Management Agreement Fee Schedule

The Co-Managers are proposing the increased investment management fee rate for the Global Allocation Portfolio in order to make several changes to the Portfolio. In particular, an increased investment management fee rate will enable the Co-Managers to retain UBS as a subadviser to the Global Allocation Portfolio.

It is expected that UBS will receive a subadvisory fee at the annual rate of 0.50% of the Portfolio’s average daily net assets to $100 million and 0.45% of the Portfolio’s average daily net assets exceeding $100 million. This subadvisory fee will be paid to UBS by the Co-Managers pursuant to a subadvisory agreement between UBS and the Co-Managers and will come out of the investment management fee paid to the Co-Managers by the Portfolio. The Board approved the subadvisory agreement between the Co-Managers and UBS at Board meetings held on November 8-9, 2006. Shareholder approval of the subadvisory agreement between the Co-Managers and UBS is not required pursuant to an exemptive order received by the Trust and the Co-Managers.

As subadviser, it is expected that UBS will implement its “dynamic alpha” investment strategy for the Portfolio. Pursuant to this investment strategy, the Portfolio will no longer be operated as a fund-of-funds. Instead, the Portfolio would invest substantially all of its assets directly in multiple asset classes, including U.S. equities (including small-cap equities), non-U.S. equities, emerging market equities, U.S. fixed-income, non-U.S. fixed income, emerging markets debt, U.S. high yield fixed-income and cash equivalents, including global currencies, and will utilize sophisticated derivative, currency, and long-short strategies that are designed to reduce market risk. The Global Allocation Portfolio does not use these sophisticated derivative, currency, and long-short investment strategies. For more information about UBS’ “dynamic alpha” investment strategy and the resulting changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies, please see “AST UBS Dynamic Alpha Portfolio” below.

In order to pursue these sophisticated investment strategies, UBS must research and analyze global political, macro-economic, and currency issues, the characteristics of the different global capital markets and derivatives markets, and differences in legislation in different foreign jurisdictions. In turn, the use of UBS “dynamic alpha” strategy will entail an increase in the amount of time, oversight, and attention that will be required of the Co-Managers. In short, the Co-Managers believe that the proposed increased investment management fee rate will reflect the increased costs to be incurred by the Co-Managers and, in turn, UBS in managing the Portfolio under the sophisticated investment strategies described above.

AST UBS Dynamic Alpha Portfolio

Brief descriptions of UBS’ “dynamic alpha” investment strategy and the changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies are set forth below.

Investment Objective. The current investment objective of the Global Allocation Portfolio is to seek to obtain the highest potential total return consistent with a specified level of risk tolerance. The investment objective of the Dynamic Alpha Portfolio will be to seek to maximize total return, consisting of capital appreciation and current income.

Performance Benchmarks. The current performance benchmark index for the Global Allocation Portfolio is a blended index comprising 48% of the Russell 3000 Index, 12% of the MSCI EAFE Index, and 40% of the Lehman Brothers Aggregate Bond Index. The Dynamic Alpha Portfolio will not be managed to a broad-based securities benchmark index. Instead, the Dynamic Alpha Portfolio will be managed to the Consumer Price Index from the Bureau of Labor Statistics in an attempt to achieve an average annual return above inflation, net of management fees, over rolling five-year time horizons. Because the Dynamic Alpha Portfolio will not be managed to a securities benchmark index, UBS will have a broad opportunity to make market decisions and security selection decisions independently of one another. Mutual funds, however, must show the investment returns of an appropriate broad-based securities market index in their prospectuses and shareholder reports. As a result, because the Consumer Price Index is not a broad-based securities market index, the Dynamic Alpha Portfolio will use the Merrill Lynch US Treasury 1-5 Year Index as its primary performance benchmark and the Consumer Price Index as its secondary performance benchmark.

Asset Allocation and Risk Management. The Dynamic Alpha Portfolio will attempt to generate positive returns and manage risk through sophisticated asset allocation and currency management techniques. These decisions are integrated with analysis of global market and economic conditions.

The Dynamic Alpha Portfolio will be a multi asset-class fund. As set forth above, the asset classes in which the Dynamic Alpha Portfolio may invest include, but are not limited to, the following: U.S. equity, non-U.S. equity, emerging market equity, U.S. fixed-income, non-U.S. fixed-income, emerging market debt, U.S. high-yield fixed-income, and cash equivalents, including global currencies. The Dynamic Alpha Portfolio may invest in issuers located within and outside the United States or in investment companies advised by UBS or its affiliates to gain exposure to these asset classes. The Dynamic Alpha Portfolio will not pay investment management fees or other fund expenses in connection with its investment in the investment companies advised by UBS or an affiliate, but may pay expenses associated with such investments.

Asset allocation decisions are tactical, based upon UBS’ assessment of valuations and prevailing market conditions in the U.S. and abroad. Investments also may be made in selected sectors of these asset classes. The Dynamic Alpha Portfolio intends to use financial futures, forward agreements, options, swaps and other derivatives (collectively, Derivatives) as part of its asset/market allocation strategies. The Dynamic Alpha Portfolio may establish net short or net long positions for individual markets, currencies, and securities. The Dynamic Alpha Portfolio may invest in Derivatives to the extent permitted by the 1940 Act.

The Dynamic Alpha Portfolio’s risk will be carefully monitored with consideration given to the risk generated by individual positions, sector, country, and currency views. To that end, UBS will employ proprietary risk management systems and models (Risk Capital Allocation System), which are designed to ensure the Dynamic Alpha Portfolio is compensated for the level of risk it assumes at both the security and market levels.

UBS Security Selection. Investments in equity securities may include common stock and preferred stock of issuers in developed nations (including the U.S.) and emerging markets. Equity investments may include large, intermediate, and small capitalization companies. UBS will use both “value” and “growth” strategies for the equity portion of the Dynamic Alpha Portfolio. In selecting securities for the UBS’ value-oriented strategy, UBS seeks to select securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the UBS’ assessment of what a security is worth. UBS bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. For each equity security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below (above) the estimated intrinsic or fundamental value would be considered a long (short) candidate for inclusion in the Dynamic Alpha Portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries. In selecting securities for the UBS’ growth-oriented strategy, UBS seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum, when selecting securities. To implement this strategy, UBS has adopted a modular policy that consists of allocating either 5% or 10% of the overall U.S. core equity portion to growth equities. However, UBS may deviate from these guidelines if it bottom-up or top-down processes indicate the need to do so (e.g., if UBS identifies a general mispricing of value or growth stocks).

Investments in fixed-income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed-income securities may include issuers in both developed (including the U.S.) and emerging markets. In selecting fixed-income securities, UBS uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The UBS model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, UBS considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. The Dynamic Alpha Portfolio’s fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including high yield (lower-rated) securities and convertible debt securities. UBS’ fixed-income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. UBS manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Dynamic Alpha Portfolio also may invest in cash or cash equivalent instruments. When political, economic, or market conditions warrant, the Portfolio may invest without limitation in cash equivalents, which may affect its ability to pursue its investment objective.

UBS expects to actively manage the Dynamic Alpha Portfolio. As such, the Portfolio may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs, and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio's performance.

Summary of Changes to Non-Fundamental Investment Policies. A summary of the changes to the Portfolio’s non-fundamental investment policies is set forth below. These changes have already been approved by the Board and will become effective upon UBS’ addition as subadviser to the Portfolio.

Current Non-Fundamental Investment Policy of AST Global Allocation Portfolio	Proposed Non-Fundamental Investment Policy of AST UBS Dynamic Alpha Portfolio
Investment Objective: The Portfolio seeks to obtain the highest potential total return consistent with a specified level of risk tolerance	Investment Objective: The Portfolio will seek to maximize total return, consisting of capital appreciation and current income
Fund of Funds: The Portfolio invests primarily in one or more portfolios of AST in accordance with its own asset allocation strategy

Fund of Funds:

Termination of policy. The Portfolio may invest in other investment companies, including investment companies managed by UBS or an affiliate, to the extent permitted by the 1940 Act and the rules thereunder.

Borrowing: The Portfolio will not purchase securities when outstanding borrowings are greater than 5% of its total assets	Borrowing: The Portfolio may borrow money from banks to purchase investments to the extent permitted by the 1940 Act
Short Sales: The Portfolio may effect “short sales against the box.” No specific disclosure regarding straight short sales

Short Sales:

The Portfolio may effect “short sales against the box.”

The Portfolio also may sell securities short. In the event that UBS anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Portfolio will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Portfolio must replace the borrowed security. All short sales will be fully collateralized.

Summary of Principal Risks Associated with Proposed Dynamic Alpha Portfolio. An investment in the projected Dynamic Alpha Portfolio will not be guaranteed; investors may lose money by investing in the Portfolio. The other principal risks presented by an investment in the Dynamic Alpha Portfolio include:

•

Market Risk--The risk that the market value of the Dynamic Alpha Portfolio’s investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•

Asset Allocation Risk--The risk that the Dynamic Alpha Portfolio may allocate assets to an asset category that underperforms other asset categories. For example, the Portfolio may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

•

Interest Rate Risk--The risk that changing interest rates may adversely affect the value of a fixed-income investment. An increase in prevailing market interest rates typically causes the value of fixed-income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed-income securities to rise. Changes in interest rates will affect the value of longer-term fixed-income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•

Credit Risk--The value of the Dynamic Alpha Portfolio’s fixed-income investments will be affected adversely by any erosion in the ability of the issuers of these instruments to make interest and principal payments as they become due. To the extent that the Portfolio invests in below investment grade (high-yield) securities, the Portfolio will take on additional credit risk. Securities rated below investment grade are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•

Prepayment or Call Risk--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Dynamic Alpha Portfolio to reinvest in obligations with lower interest rates than the original obligations.

•

U.S. Government Agency Obligations Risk--Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

•

Small and Medium Capitalization Company Risk--The risk that investments in small and intermediate capitalization size companies may be more volatile than investments in larger companies, as small and intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•

“Growth” and “Value” Style Risks--The Dynamic Alpha Portfolio employs a mix of investment styles, each of which has risks associated with it. Growth stocks can be volatile and may lack dividends that can cushion share prices during market declines. Value stocks may continue to be undervalued by the market for long periods of time.

•

Foreign and Emerging Markets Risks--The risk that prices of the Dynamic Alpha Portfolio’s investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•

Derivatives Risk--The Dynamic Alpha Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible for the Portfolio to lose more than the amount it invested in the derivative instrument. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them.

•

Short Sales Risk. The primary risk associated with the use of short sales is the risk of loss if the price of the borrowed security increases between the date of the short sale and the date on which the Dynamic Alpha Portfolio replaces the borrowed security. Theoretically, the amount of this loss can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities’ price would be expected to rise.

•

Leverage Risk--The Dynamic Alpha Portfolio may borrow money from banks to purchase investments for the Portfolio, which is a form of leverage. If the Portfolio borrows money to purchase securities and the Portfolio’s investments decrease in value, the

Portfolio’s losses will be greater than if the Portfolio did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Portfolio will be less than if borrowing were not used. Certain derivatives that the Portfolio may use may also create leverage. Derivative instruments that involve leverage can result in losses to the Portfolio that exceed the amount originally invested in the derivative instruments.

Comparative Information

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Current Global Allocation Portfolio	Proposed Dynamic Alpha Portfolio
Maximum Sales Charge (Load) Imposed on Purchases	N/A*	N/A*
Maximum Deferred Sales Charge (Load)	N/A*	N/A*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A*	N/A*
Redemption Fees	N/A*	N/A*
Exchange Fee	N/A*	N/A*

* Because shares of the Portfolio may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

The following fee tables provide: (i) historical information about the fees and expenses attributable to shares of the Global Allocation Portfolio for the fiscal year ended December 31, 2005 based on the current effective investment management fee rate and (ii) estimated pro forma information about the fees and expenses attributable to shares of the Dynamic Alpha Portfolio for the fiscal year ended December 31, 2005 assuming the proposed increased investment management fee rate had been in effect during that period. Future fees and expenses may be greater or less than those indicated below.

Actual Annual Fund Operating Expenses for Global Allocation Portfolio as of December 31, 2005

Portfolio:	Investment Management Fees*	Other Expenses**	Total Annual Portfolio Operating Expenses
AST Global Allocation Portfolio	0.86	0.23	1.09

* Since the Global Allocation Portfolio currently operates as a “fund-of-funds,” the Portfolio also indirectly pays investment management fees on its investments in the Underlying Portfolios. The estimated gross effective investment management fee rate for the Global Allocation Portfolio for the fiscal year ended December 31, 2005 was approximately 0.86% of the Portfolio’s average daily net assets. The estimated gross effective investment management fee rate includes: (i) the 0.10% contractual investment management fee paid directly by the Global Allocation Portfolio to the Co-Managers plus (ii) a weighted average estimate of the investment management fees paid by the Underlying Portfolios to the Co-Managers based on the holdings of the Global Allocation Portfolio as of December 31, 2005.

** The other expenses shown above in the chart include: (i) an estimate of expenses other than management fees (“other expenses”) paid by the Global Allocation Portfolio plus (ii) a weighted average estimate of the other expenses paid by the Underlying Portfolios, which are borne indirectly by investors in the Global Allocation Portfolio. Each weighted average estimate of the other expenses paid by the Underlying Portfolios is calculated based on the percentage of the Global Allocation Portfolio invested in each Underlying Portfolio using the other expense rates set forth in the Trust’s prospectus.

Estimated Pro Forma Annual Fund Operating Expenses for Dynamic Alpha Portfolio as of December 31, 2005

Portfolio:	Investment Management Fees	Other Expenses	Total Annual Portfolio Operating Expenses
AST Dynamic Alpha Portfolio	1.00	_

EXPENSE EXAMPLES

The Expense Examples below are intended to help you compare the cost of investing in the Portfolio under the current investment management fee arrangement with the cost of investing in the Portfolio assuming the increased investment management fee was in effect. These Expense Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Actual Fund Operating Expenses for Global Allocation Portfolio as of December 31, 2005

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Expense Example: Estimated Pro Forma Operating Expenses for Dynamic Alpha Portfolio as of December 31, 2005

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Had the proposed investment management fee rate for the Portfolio been in effect during the fiscal year ended December 31, 2005, the Co-Managers would have received approximately $_________ in investment management fees. Had the proposed investment management fee rate for the Portfolio been in effect during the fiscal year ended December 31, 2005, the Co-Managers would have paid approximately $_________ in subadvisory fees to UBS.

Summarized below (in both absolute and percentage terms) for the fiscal year ended December 31, 2005 are the actual and estimated pro forma: (i) gross effective investment management fees received from the Portfolio by the Co-Managers, (ii) gross subadvisory fees paid by the Co-Managers to the relevant subadvisers, and (iii) net effective investment management fee retained by the Co-Managers.

Item	Actual	Estimated Pro Forma	Difference (in $)	Difference (in %)
Gross Effective Investment Management Fees Received from Portfolio by Co-Managers
Gross Subadvisory Fees Paid by Co-Managers to Relevant Subadvisers
Net Effective Investment Management Fee Retained by Co-Managers

Information About PI and ASISI

PI and ASISI are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below are the names, titles and principal occupations of the senior officers of PI. Unless otherwise indicated, the address of each individual is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Name	Position with PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Kevin B. Osborn	Executive Vice President

Executive Vice President, Prudential Investments LLC; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Vice President, International Investments, of The Prudential Insurance Company of America; Executive Vice President, Prudential Investments LLC.
Kathryn L. Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; Executive Vice President, Chief Legal Officer and Secretary of American Skandia Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute

Lee D. Augsburger	Chief Compliance Officer

Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Set forth below are the names, titles and principal occupations of the senior officers of ASISI. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

Name	Position with ASISI	Principal Occupations
David R. Odenath, Jr.	President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director

President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of The Prudential Insurance Company of America; Executive Vice President (since May 2003) of Prudential Investment Management Services LLC; President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of American Skandia Investment Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (September 1999-February 2003) of Prudential Investments LLC.

Kathryn L. Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary of American Skandia Investment Services, Inc.; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Lee D. Augsburger	Chief Compliance Officer

Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.

ASISI and/or PI manage other mutual funds with investment objectives that are similar to the projected investment objective for the Portfolio. Each of these other funds, however, follow investment policies and strategies that are different than those that are proposed to be used by UBS for the Portfolio. UBS manages or subadvises several funds with investment objectives, policies, and strategies that are substantially similar to the proposed investment objectives, policies, and strategies for the Portfolio.

Matters Considered by the Board

The Board, including the Independent Trustees, met on November 8-9, 2006 to consider the Co-Managers’ proposal to amend the Management Agreement to increase the investment management fee rate paid to the Co-Managers by the Portfolio. In advance of the meeting, the Trustees received materials relating to the recommendation to increase the investment management fee rate and UBS’ “dynamic alpha” investment strategy, and had the opportunity to ask questions and request additional information in connection with their consideration of the increased investment management fee. The materials included, among other things, a comparative analysis of the current effective investment management fee rate for the Global Allocation Portfolio and the investment management fee rates paid by mutual funds with investment policies and strategies similar to those of the Global Allocation Portfolio (i.e., variable insurance product funds in the Lipper Mixed-Asset Target Allocation Moderate Category), as well as a comparative analysis of the proposed investment management fee rate for the Dynamic Alpha Portfolio and the investment management fee rates paid by mutual funds with investment policies and strategies similar to those of the Dynamic Alpha Portfolio (i.e., variable insurance product funds in the Lipper Global Flexible Category).

At such meeting, the Board, including the Independent Trustees, approved this proposal. At the meeting, the Board also approved the execution of a subadvisory agreement relating to the Portfolio between the Co-Managers and UBS and certain changes to the Portfolio, investment objective, performance benchmark, and non-fundamental investment policies as outlined above. At the meeting, the Board received oral presentations from representatives of the Co-Managers and UBS and had the opportunity ask questions and obtain additional information about the proposal and UBS’ “dynamic alpha” investment strategy.

The material factors and conclusions that formed the basis for the Trustees' determination to approve the amendment to the Management Agreement are discussed separately below.

Reasons for an Increased Investment Management Fee Rate

The Co-Managers are proposing the increased investment management fee rate for the Global Allocation Portfolio in order to make several changes to the Portfolio. In particular, an increased investment management fee rate would enable the Co-Managers to retain UBS as a subadviser to the Global Allocation Portfolio. As subadviser, UBS would implement its “dynamic alpha” investment strategy for the Portfolio. Pursuant to this investment strategy, the Portfolio would no longer be operated as a fund-of-funds. Instead, the Portfolio would invest substantially all of its assets directly in multiple asset classes on a global basis, and would utilize sophisticated derivative, currency, and long-short investment strategies that are designed to reduce market risk. The Global Allocation Portfolio does not use these sophisticated derivative, currency, and long-short investment strategies. The Board considered that the use of UBS’ “dynamic alpha” investment strategy would entail an increase in the amount of time, oversight and attention that would be required of both the Co-Managers and UBS.

In order to pursue these sophisticated investment strategies, UBS must research and analyze global political, macro-economic, and currency issues, the characteristics of the different global capital markets and derivatives markets, and differences in legislation in different foreign jurisdictions. In turn, the use of UBS “dynamic alpha” strategy would entail an increase in the amount of time, oversight, and attention that would be required of the Co-Managers. In short, the Co-Managers believe that the proposed increased investment management fee rate would reflect the increased costs to be incurred by the Co-Managers and in turn, UBS, in managing the Portfolio under the sophisticated investment strategies described above.

The Board also noted that the Global Allocation Portfolio currently does not have a subadviser and that the new subadvisory agreement with UBS would result in the payment of subadvisory fees to UBS by the Co-Managers. The subadvisory fee to be paid to UBS would be reflective of the oversight required to manage a multi-asset class global fund that uses sophisticated derivative, currency, and long-short investment strategies. To that end, the Board noted that the increased management fee would not be wholly retained by the Co-Managers, but instead would largely be used by the Co-Managers to compensate UBS for its management of a fund like the Dynamic Alpha Portfolio.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Global Allocation Portfolio by the Co-Managers under the current Management Agreement and the nature and extent of services to be provided to the Dynamic Alpha Portfolio by the Co-Managers and UBS under the amended Management Agreement. The Board considered the Co-Managers’ representation that the nature and extent of services to be provided under the amended Management Agreement would be greater than that provided under the current Management Agreement, due to the increased oversight, time and expense which will be required to properly manage the Portfolio after it is transitioned from a fund-of funds to a multi-asset class global fund using sophisticated using sophisticated currency, derivative, and long-short investment strategies. The Board noted that there would be no dimunition in the existing services provided by the Co-Managers under the current Management Agreement.

The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Co-Managers and UBS under the amended Management Agreement, and that there was a reasonable basis on which to conclude that the quality of investment advisory services to be provided by the Co-Managers and UBS under the amended Management Agreement would likely be high.

Historical Investment Performance of the Global Allocation Portfolio

The Board did not consider the historical investment performance of the Global Allocation Portfolio as a factor in approving the amended Management Agreement. The Board noted that the current Management Agreement had been considered and renewed by the Board in June 2006 as part of its annual consideration of the renewal of the Global Allocation Portfolio's investment management agreement, and that it had considered the Portfolio's historical investment performance at that time.

The Board also considered that it was approving UBS as a subadviser for the Portfolio and that UBS would be implementing a new investment strategy for the Portfolio. The Co-Managers provided information to the Board concerning the historical investment performance of retail mutual funds managed by UBS that have investment objectives and policies that are substantially similar to the projected investment objectives and policies for the Dynamic Alpha Portfolio. The Board noted that such funds generally outperformed their respective benchmark indexes for the relevant time periods. The Board also noted that UBS manages several retail mutual funds that focus on the various asset classes in which the Dynamic Alpha Portfolio will invest and that those retail mutual funds also generally outperformed their respective benchmark indexes for the relevant time periods.

Investment Management Fee Rates

Lipper, Inc. (Lipper), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees, classifies the Dynamic Alpha Portfolio, along with four other comparable funds, as Global Flexible Funds. The materials provided to the Board in advance of the meeting indicated that: (i) the median investment management fee for the Global Flexible Funds was lower than the proposed investment management fee rate for the Portfolio and (ii) the proposed investment management fee rate for the Portfolio would rank in the fourth quartile (i.e., most expensive) for the Global Flexible Funds. The Co-Managers explained to the Board that Lipper’s inclusion of the Dynamic Alpha Portfolio in the Lipper Global Flexible category was not entirely appropriate because the Lipper Global Flexible Funds generally do not use the derivative, long-short, and currency overlay strategies in the manner outlined above. The Co-Managers also explained to the Board that the use of these sophisticated strategies on a consistent basis requires an increase in the amount of time and resources required when compared to typical multi asset-class funds. The Co-Managers further explained to the Board that any conclusions drawn from a universe comprising only four other funds are of limited value. The Board also considered that UBS’ “dynamic alpha” investment strategy offered shareholders the potential for greater returns. In short, the Co- Managers explained to the Board that the Dynamic Alpha Portfolio will be a distinctive offering within the variable insurance product marketplace and that it should be evaluated accordingly. Based on the foregoing, the Board concluded that the proposed investment management fee rate was reasonable under the circumstances.

Co-Managers’ Profitability

The Board did not consider the profitability of the Co-Managers under the amended Management Agreement, because it was not possible to determine or calculate any additional or different profitability to be enjoyed by the Co-Managers until the increased management fee was in effect. The Board noted that it had considered the profitability of the Co-Managers under the existing Management Agreement as part of its annual consideration of the renewal of the Portfolio's advisory agreement in June 2006, and that it had determined such profitability to be reasonable at that time. The Board also noted that will consider the profitability of the Co-Managers as part of any future annual review of the Management Agreement.

Economies of Scale

The Board considered the potential for the Co-Managers to experience economies of scale as the Portfolio grows in size. The Board considered that the amended Management Agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee for UBS would include breakpoints in the fee rate paid by the Co-Managers to UBS, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increased in size. The Board noted that it will consider economies of scale as part of any future annual review of the Management Agreement.

Other Benefits to the Co-Managers or their affiliates from serving as co-investment managers

The Board did not consider ancillary or potential "fall out" benefits accruing to the Co-Managers as a result of its service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Co-Managers as part of its annual consideration of the renewal of the Portfolio's advisory agreement in June 2006, and that it had determined any such benefits to be reasonable. The Board also noted that it will consider ancillary benefits as part of any future annual review of the Mangement Agreement.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Co-Managers and UBS at the meeting, the Board concluded that approving the increased management fee rate was in the best interests of the Portfolio and its shareholders.

THE BOARD OF TRUSTEES OF AMERICAN SKANDIA TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE " FOR " THE PROPOSAL.

Implementation

If this proposal is approved by the shareholders of the Global Allocation Portfolio, the revised fee schedule will become effective upon the addition of UBS as subadviser to the Portfolio. Such addition is expected to occur during the first or second calendar quarter of 2007. In turn, once UBS becomes a subadviser to the Global Allocation Portfolio, it is expected that: (i) UBS will implement its “dynamic alpha” investment strategy for the Portfolio, (ii) the name of the Portfolio will be changed from the AST Global Allocation Portfolio to the AST UBS Dynamic Alpha Portfolio (the Dynamic Alpha Portfolio); and (iii) certain changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies will become effective as described above. The Board approved the retention of UBS and the changes to the Portfolio’s name, investment objective, performance benchmark, and non-fundamental investment policies at Board meetings held on November 8-9, 2006. See “Reasons for Proposed Amendment to Management Agreement Fee Schedule” and “AST UBS Dynamic Alpha Portfolio” above.

If Global Allocation Portfolio shareholders do not approve this proposal, UBS will not be added as subadviser, the Global Allocation Portfolio’s name, investment objective, performance benchmark, and non-fundamental investment policies will remain unchanged, and the Global Allocation Portfolio will continue to be operated as a fund-of-funds.

VOTING INFORMATION

Approval of the proposal requires approval by a majority of the outstanding voting securities of the Global Allocation Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Global Allocation Portfolio's outstanding voting securities is the lesser of (i) 67% of the Global Allocation Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Global Allocation Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Global Allocation Portfolio's outstanding voting securities.

Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Global Allocation Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the Securities and Exchange Commission each Participating Insurance Company, as record owner of the shares of the Global Allocation Portfolio, will vote the shares for which it does not receive instruction from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the Proposal, against the Proposal, and abstain) in the same proportion as the votes cast in accordance with instructions received from Contract owners. The presence at the Meeting of the Participating Insurance Companies affiliated with the Co-Managers will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote . An abstention is not counted as an affirmative vote of the type necessary to approve the Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed voting instruction card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

ADDITIONAL INFORMATION

The costs associated with soliciting voting instructions will be borne by the Co-Managers or their affiliates. Shareholders of the Global Allocation Portfolio will not bear any of the costs associated with this proxy solicitation.

To the knowledge of the Co-Managers, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Global Allocation Portfolio as of the Record Date. To the knowledge of the Co-Managers, there were no persons who owned beneficially 5% or more of the shares of the Global Allocation Portfolio as of the Record Date.

Broker-dealers affiliated with the Co-Managers did not receive any commissions from the Trust with respect to the Global Allocation Portfolio during the fiscal year ended December 31, 2005.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at the Trust's next meeting of shareholders should send the proposal to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Trust is not required, and does not intend, to hold annual meetings of shareholders other than as required under its Second Amended and Restated Declaration of Trust, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

The Co-Managers know of no business to be presented at the Meeting other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that you execute and return ALL of your voting instruction cards promptly.

Exhibit A

AMERICAN SKANDIA TRUST

INVESTMENT MANAGEMENT AGREEMENT

Agreement made this 1st day of May, 2003, between American Skandia Trust, a Massachusetts trust (the Fund), and each of Prudential Investments LLC, a New York limited liability company (PI) and American Skandia Investment Services, Inc. (ASISI).

W I T N E S S E T H

WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, the Fund desires to retain PI and ASISI jointly to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to PI and ASISI with respect to the administration of its day-to-day business affairs, and both PI and ASISI are willing to render such investment advisory and administrative services; and

WHEREAS, the Fund desires to retain PI and ASISI to act as co-managers (in such joint capacity the Co-Managers) with respect to the Fund; it being understood that PI, except as otherwise provided herein, shall oversee, supervise and assist with ASISI’s provision of investment advisory services to the Fund;

NOW, THEREFORE, the parties agree as follows:

1.             The Fund hereby appoints the Co-Managers to act as manager of the Fund and each series thereof set forth on Schedule A hereto (each a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Co-Managers accept such appointment and agree to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to enter into one or more subadvisory agreements with any subadviser, whether or not affiliated with the Manager (including, to the extent legally permissible, Prudential Investment Management, Inc. and Jennison Associates LLC) (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund and each Portfolio investment advisory services in connection with the management of the Fund and such Portfolio (each, a Subadvisory Agreement). Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to retain more than one Subadviser for each Portfolio, and if any Portfolio has more than one Subadviser, the Co-Managers are authorized to allocate and reallocate the assets of such Portfolio among the Subadvisers to such Portfolio. The Co-Managers will continue to have joint and several responsibility to the Fund and each Portfolio for all investment advisory services furnished to the Fund and such Portfolio pursuant to any Subadvisory Agreement. The Fund and Co-Managers understand and agree that the Co-Managers may manage the Fund and each Portfolio in a “manager-of-managers” style with either a single Subadviser or multiple Subadvisers for such Portfolio, which contemplates that the Co-Managers will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to such Portfolio, if applicable, through quantitative and qualitative analyses and consultations with such Subadviser; (ii) periodically, and at least annually, make recommendations to the Fund’s Board as to whether the contract with each Subadviser should be renewed, modified, or terminated in respect of such Portfolio; and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to Board approval, a Subadviser’s services in respect of the Fund or any Portfolio may be terminated or modified pursuant to the “manager-of-managers” process, and that the Co-Managers may appoint a new Subadviser for any Subadviser that is so removed.

2.             Subject to the supervision of the Board of Trustees of the Fund, the Co-Managers shall administer the Fund’s business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Co-Managers shall manage the investment operations of the Fund and the composition of the investment portfolio for each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in the Fund’s SEC registration statement on Form N-1A, as in effect from time to time (the Registration Statement), and subject to the following understandings:

(a)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide supervision of the Portfolio’s investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets of such Portfolio will be invested or held uninvested as cash.

(b)           With respect to the Fund and each Portfolio, the Co-Managers, in the performance of their duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust of the Fund and the Registration Statement and with the instructions and directions of the Board of Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the

Co-Managers shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC).

(c)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall determine the securities and futures contracts to be purchased or sold by such Portfolio and will place orders pursuant to their determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated, to the extent legally permissible) in conformity with the policy with respect to brokerage as set forth in the Registration Statement or as the Board of Trustees may direct from time to time. In providing the Fund and each Portfolio with investment supervision, it is recognized that the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) may consider the financial responsibility of or [research and investment information and other services] provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of either of the Co-Manager (or Subadvisers) may be a party, the size and difficulty in executing the order, and the value of the expected contribution of the broker dealer to the investment performance of the Portfolio on a continuing basis. It is understood that, to the extent legally permissible, Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund’s investment transaction business for the Fund or any Portfolio. It is also understood that it is desirable for the Fund and each Portfolio that the Co-Manager (or the Subadviser(s) to such Portfolio) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund and such Portfolio than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Co-Managers (and the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) each is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Co-Manager (or the Subadviser) in connection with its services to other clients.

On occasions when the Co-Managers (or any Subadviser to such Portfolio under the Co-Managers’ supervision) deem the purchase or sale of a security or a futures contract to be in the best interest of the Fund and such Portfolio as well as other clients of the Co-Managers (or such Subadviser), the Co-Manager (or such Subadviser), to the extent legally permissible, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Managers (or such Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such Portfolio and to such other clients.

(d)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall maintain all books and records with respect to the Fund’s and such Portfolio’s portfolio transactions and shall render to the Fund’s Board of Trustees such periodic and special reports as the Board may reasonably request.

(e)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) shall be responsible for the financial and accounting records to be maintained by the Fund and such Portfolio’s (including those being maintained by the Fund’s custodian).

(f)            With respect to the Fund and each Portfolio, the Co-Manager (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide the Fund’s custodian on each business day information relating to all transactions concerning the assets of the Fund and such Portfolio.

(g)           The investment management services of the Co-Managers under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.

(h)           The Co-Managers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

3.       The Fund has delivered to the Co-Managers copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)	Articles of Incorporation or Declaration of Trust of the Fund;

(b)           By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)           Certified resolutions of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

(d)           Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC relating to the Fund and its shares of common stock and all amendments thereto; and

(e)	Each prospectus and statement of additional information of the Fund.

4.             The Co-Managers shall authorize and permit any of their officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Co-Managers under this Agreement may be furnished through the medium of any such officers or employees of the Co-Managers.

5.             The Co-Managers shall keep the Fund’s books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Co-Managers agree that all records which it maintains for the Fund are the property of the Fund, and they will surrender promptly to the Fund any such records upon the Fund’s request, provided however that the Co-Managers may retain a copy of such records. The Co-Managers further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Co-Managers pursuant to Paragraph 2 hereof.

6.	During the term of this Agreement, the Co-Managers shall pay the following expenses:
(i)

the salaries and expenses of all Trustees, officers and employees of the Fund and the Co-Managers, except the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or any Subadviser,

(ii)	all expenses incurred by the Co-Managers in connection with managing the ordinary course of the Fund’s business, other than those specifically assumed by the Fund herein, and
(iii)	the fees, costs and expenses payable to each Subadviser pursuant to a Subadvisory Agreement.

The Fund assumes and will pay the expenses described below:

(a)           the fees and expenses incurred by the Fund or any Portfolio in connection with the management of the investment and reinvestment of its assets,

(b)           the fees and expenses of Fund Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act,

(c)           the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Co-Managers useful to the Co-Managers in connection with the Co-Managers’ responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund’s securities,

(d)           the fees and expenses of the Fund’s Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

(e)	the charges and expenses of legal counsel and independent accountants for the Fund,

(f)            brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

(g)	all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,
(h)	the fees of any trade associations of which the Fund may be a member,

(i)            the cost of certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

(j)	the cost of fidelity, directors’ and officers’ and errors and omissions insurance,

(k)           the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Registration Statement and the Fund’s prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

(l)            allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders in the amounts necessary for distribution to the shareholders,

(m)          litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and

(n)           any expenses assumed by the Fund pursuant to a distribution and/or service plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

7.            For the services provided and the expenses assumed by the Co-Managers pursuant to this Agreement, the Fund will pay to ASISI as full compensation therefore a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to ASISI monthly. The Fund shall not pay any fee or other compensation to PI for the services provided and the expenses assumed pursuant to this Agreement. Provided, however, that upon any dissolution, liquidation or merger of ASISI into PI, or in the event that ASISI is unable for any reason to perform its duties as specified in this Agreement, PI shall be entitled to receive the same fees as formerly paid by the Fund to ASISI subject to the performance of the obligations of the Co-Managers hereunder.

8.             The Co-Managers shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that the Co-Managers shall be jointly and severally liable for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on either Co-Manager’s part in the performance of their duties or from reckless disregard by either Co-Manager of their obligations and duties under this Agreement. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund may have under applicable law.

9.             This Agreement shall continue in effect as to each Portfolio for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund or any Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, or by the Co-Managers at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.           Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Co-Managers who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Co-Managers to engage in any other business or to render services of any kind to any other corporation, firm, individual or association; provided that nothing in this paragraph 10 shall relieve the Co-Managers from the performance of any obligation hereunder.

11.          Except as otherwise provided herein or authorized by the Board of Trustees of the Fund from time to time, the Co-Managers shall for all purposes herein be deemed to be independent contractors, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or any Portfolio.

12.           During the term of this Agreement, the Fund agrees to furnish the Co-Managers at their respective principal offices all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Co-Managers prior to use thereof and not to use such material if the Co-Managers reasonably object in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Co-Managers copies of any of the above- mentioned materials which refer in any way to the Co-Managers. Sales literature may be furnished to the Co-Managers hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Co-Managers such other information relating to the business affairs of the Fund as the Cop-Managers at any time, or from time to time, reasonably request in order to discharge its obligations hereunder.

13.           This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

14.           Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid to the respective addresses indicated below; provided that any party may, by written notice to the others, designate a different recipient or address for such party:

If to the Co-Managers:	Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President
and
American Skandia Investment Services, Inc. One Corporate Drive Shelton, CT 06484 Attention:
If to the Fund:	American Skandia Trust One Corporate Drive Shelton, CT 06484 Attention:
Copy to: Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President
15.	This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.           The Fund may use the name “___________Portfolio” or any name including the word “Prudential,” “Skandia,” “AST,” or “American Skandia” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Co-Managers’ business as Co-Managers or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Co-Managers, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name “___________ Portfolio.” or any name including the word “Prudential,” “Skandia,” “AST,” or “American Skandia” if the Co-Managers’ functions are transferred or assigned to a company of which The Prudential Insurance Company of America does not have control. Further provided, that the Fund’s right to use the words “Skandia,” “AST,” or “American Skandia” shall also be subject to the terms, conditions, restrictions and limitations governing the use of such words as set forth in any licensing or similar agreement(s) that may then be in effect between Prudential Financial, Inc. and Skandia Insurance Company Ltd. Or their successors or assigns.

17.          Liability of the Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument are not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Trust.

18.           Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this instrument to be executed by their officers designated below as of the day and year above written.

AMERICAN SKANDIA TRUST

By: _____________________________

PRUDENTIAL INVESTMENTS LLC

By: _____________________________

AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED

By:______________________________

Schedule A

Portfolio:	Mgt. Fee Rate (%)
AST UBS Dynamic Alpha Portfolio (formerly AST Global Allocation Portfolio)	1.00

AMERICAN SKANDIA TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

TWO EASY WAYS TO VOTE YOUR BALLOT!

TELEPHONE:   Call 1-800-690-6903 and follow the recorded instructions.

MAIL:   Vote, sign, date and return your voting instruction card by mail.

SPECIAL MEETING OF SHAREHOLDERS — JANUARY 19, 2007
VOTING INSTRUCTION CARD

VOTING INSTRUCTION FORM

AST GLOBAL ALLOCATION PORTFOLIO

The undersigned hereby instructs American Skandia Life Assurance Company, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, or Kemper Investors Life Insurance Company, as applicable (the Insurance Company), to vote all shares of the AST Global Allocation Portfolio, a series of American Skandia Trust, attributable to the undersigned’s variable contract or interest therein at the Special Meeting of Shareholders on January 19, 2007 at 10 a.m. Eastern Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction Card.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE PROPOSAL.  If you fail to return this Voting Instruction Card, or if you do not sign your Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account.

Dated:

Signature	(Sign in the Box)
Please sign exactly as your name appears to the left

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. Ý
PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of American Skandia Trust recommends voting FOR the proposal.

	FOR	AGAINST	ABSTAIN

To approve or disapprove an increased investment management fee rate to be paid to Prudential Investments LLC and American Skandia Investment Services, Inc. by the AST Global Allocation Portfolio	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.